AXP(R)
Emerging
Markets Fund

2000 ANNUAL REPORT
(PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) compass

AXP Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
  EXPRESS(R)

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Expanding Your Opportunities

As free enterprise expands around the world, so do investment opportunities. Some of the most exciting ones can be found in the so-called "emerging markets" -- smaller economies located largely in Asia, Latin America and Eastern Europe. Attracted by their rapid growth potential, many aggressive investors have made these markets, which have a higher-than-average risk level, an integral part of their portfolios.


Table of Contents

2000 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3
From the Portfolio Manager                          3
Fund Facts                                          5
The 10 Largest Holdings                             6
Making the Most of the Fund                         7
The Fund's Long-term Performance                    8
Independent Auditors' Report (Fund)                 9
Financial Statements (Fund)                        10
Notes to Financial Statements (Fund)               13
Independent Auditors' Report (Portfolio)           20
Financial Statements (Portfolio)                   21
Notes to Financial Statements (Portfolio)          24
Investments in Securities                          27
Federal Income Tax Information                     30

AXP EMERGING MARKETS FUND

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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.
o Set financial goals that extend beyond those achievable through the retirement plan of your employer.
o  Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson

(picture of) Julian Thompson
Julian Thompson
Portfolio manager

From the Portfolio Manager
It was an up-and-down 12 months for stocks in emerging markets, as an extremely strong start was followed by a substantial erosion in share prices. For AXP Emerging Markets Fund, the net result was a loss of 3.60% (excluding the sales charge) for its Class A shares during the November 1999 through October 2000 fiscal year.

The early part of the period could hardly have been better, as an Internet-led buying frenzy in technology and telecommunications stocks in the U.S. spilled over into many emerging markets. Illustrating the strength of the rally, for the first two months the Fund was up approximately 30%.

ANNUAL REPORT - 2000

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NEW YEAR, NEW MARKET MOOD
But by the time the new year rolled around, concerns about potentially higher inflation and higher interest rates had surfaced in the U.S. and were spreading overseas. In addition, the stunning run-ups many stocks had experienced were causing investors to question whether their often-stratospheric price levels could be justified on a sustained basis. The result of the negative sentiment regarding the emerging markets was a steep sell-off in the spring, which was followed by an essentially flat summer and another slump during the fall. The Fund's performance took a similar path.

Looking at the portfolio, we held investments in about 20 countries. On a regional basis, the biggest area of investment for much of the year was Asia (including China, South Korea, Taiwan, Thailand and India), followed by Latin America (chiefly Brazil and Mexico) and Eastern Europe (Russia, Israel, Poland, Hungary and Turkey).

On a stock-sector basis, technology comprised the largest portion of the portfolio, followed by telecommunications. Both sectors were highly volatile and accounted for the bulk of the Fund's gains and losses. Financial services stocks made up the next-largest area of investment.

Looking toward the new fiscal year, I continue to concentrate the portfolio in the strongest and most dynamic economies in the emerging markets universe. I recently increased holdings in Latin America, making it the Fund's largest regional investment. I especially favor Brazil and Mexico, which are benefiting from healthy economic growth and political reform. The same holds true of China, which remains Asia's most attractive market. In Eastern Europe, I have reduced Russian investments because of near-term economic uncertainty. The portfolio also contains a relatively high level of cash reserves, which I increased late in the past fiscal year. That had the desired effect of mitigating the Fund's loss during last fall's downturn in emerging markets and also provides ready capital to take advantage of good stock-buying opportunities that may arise in the months ahead.

Julian Thompson

AXP EMERGING MARKETS FUND

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Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2000                                                  $4.81
Oct. 31, 1999                                                  $4.99
Decrease                                                       $0.18

Distributions -- Nov. 1, 1999 - Oct. 31, 2000
From income                                                    $  --
From long-term capital gains                                   $  --
Total distributions                                            $  --
Total return**                                                -3.60%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2000                                                  $4.67
Oct. 31, 1999                                                  $4.88
Decrease                                                       $0.21

Distributions -- Nov. 1, 1999 - Oct. 31, 2000
From income                                                    $  --
From long-term capital gains                                   $  --
Total distributions                                            $  --
Total return**                                                -4.30%

Class C -- June 26, 2000* - Oct. 31, 2000
(All figures per share)

Net asset value (NAV)
Oct. 31, 2000                                                  $4.68
June 26, 2000*                                                 $5.64
Decrease                                                       $0.96

Distributions -- June 26, 2000* - Oct. 31, 2000
From income                                                    $  --
From long-term capital gains                                   $  --
Total distributions                                            $  --
Total return**                                               -17.02%***

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2000                                                  $4.83
Oct. 31, 1999                                                  $4.99
Decrease                                                       $0.16

Distributions -- Nov. 1, 1999 - Oct. 31, 2000
From income                                                    $  --
From long-term capital gains                                   $  --
Total distributions                                            $  --
Total return**                                                -3.21%

    * Inception date.
   ** The  total  return  is a  hypothetical  investment  in the  Fund  with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
  *** The total return for Class C is not annualized.

ANNUAL REPORT - 2000

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

The 10 Largest Holdings

                                                           Percent                     Value
                                                       (of net assets)         (as of Oct. 31, 2000)
Telefonos de Mexico ADR Cl L (Mexico)                       4.26%                  $15,086,319
Tele Norte Leste Participacoes ADR (Brazil)                 2.80                     9,933,394
China Mobile (Hong Kong)                                    2.79                     9,896,527
Companhia Paranaense de Energia ADR (Brazil)                2.51                     8,909,344
Yapi Kredit Finance (Turkey)                                2.50                     8,867,505
Grupo Financiero Banamex Accival (Mexico)                   2.47                     8,741,472
ITC GDR (India)                                             2.47                     8,734,061
Banco Itau (Brazil)                                         2.46                     8,706,802
Orbotech (Israel)                                           2.43                     8,607,320
OTP Bank GDR (Hungary)                                      2.19                     7,757,555

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 26.88% of net assets

AXP EMERGING MARKETS FUND

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Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best  ways to  invest in the Fund is by  dollar-cost  averaging  -- a time-tested  strategy  that  can make  market  fluctuations  work  for  you.  To dollar-cost  average,  simply invest a fixed amount of money  regularly.  You'll automatically  buy more shares when the Fund's share price is low,  fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these
three  hypothetical   scenarios,   you  will  see  six  months  of  share  price
fluctuations.

This strategy  does not ensure a profit or avoid a loss if the market  declines.
But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10  $8   $6             $7
$ 5                   $4   $4

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
$100 invested per month. Total invested: $600.

*Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

ANNUAL REPORT - 2000


The Fund's Long-term Performance

How $10,000 has grown in AXP Emerging Markets Fund

$20,000
                                                                     $9,338
                                                       AXP Emerging Markets
                                                               Fund Class A
X $9,425                    Lipper Emerging                                X
                         X  Markets Fund Index

                                     X
                                      MSCI Emerging
                                     Markets Free Index

12/1/96          10/97            10/98             10/99             10/00


Average Annual Total Returns (as of Oct. 31, 2000)
                                              1 year       Since inception*
Class A                                       -9.13%           -1.71%
Class B                                       -8.13%           -1.51%
Class Y                                       -3.21%           -0.08%

* Inception date was Nov. 13, 1996.

Assumes: Holding period from 12/1/96 to 10/31/00. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $289. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Index. In comparing AXP Emerging Markets Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge, up to a maximum of 5.75%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. Class C became effective June 26, 2000 and therefore performance information is not presented.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Emerging Markets Funds Index, an unmanaged index published by Lipper, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

AXP EMERGING MARKETS FUND

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The  financial   statements   contained  in  Post-Effective   Amendment  #35  to
Registration Statement No. 33-25824 filed on or about December 21, 2000, are incorporated by reference.

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Emerging Markets Fund
Fiscal year ended Oct. 31, 2000

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 23, 1999                                                           $0.00067
Total distributions                                                     $0.00067

Class Y
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 23, 1999                                                           $0.00001
Total distributions                                                     $0.00001

AXP EMERGING MARKETS FUND

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American
  Express(R)
Funds

AXP Emerging Markets Fund
70100 AXP Financial Center
Minneapolis, MN 55474



                               PRSRT STD AUTO
                                U.S. POSTAGE
                                   PAID
                                 AMERICAN
                                  EXPRESS

                                                                S-6354 G (12/00)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.
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